Exhibit 10.16
                             1-800-FLOWERS.COM, INC.
                  2003 LONG TERM INCENTIVE AND SHARE AWARD PLAN
                        INCENTIVE STOCK OPTION AGREEMENT


     THIS AGREEMENT,  dated as of __________,  200_, between  1-800-Flowers.Com,
Inc.  (the  "Company"),   a  Delaware  corporation,   and  _______________  (the
"Optionee").

     WHEREAS, the Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or of the board of directors of any Parent, Subsidiary or Affiliate and consultants and other independent advisors who provide services to the Company (or any Parent, Subsidiary or Affiliate);

     WHEREAS, the Optionee is an Employee and has been granted the following award under the Company's 2003 Long Term Incentive and Share Award Plan (the "Plan");


     WHEREAS, the Optionee is to render valuable services to the Company (or a Parent, Subsidiary or Affiliate) and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company's grant of an option to Optionee;


     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows.


     1. Grant of Option. The Company has granted to Optionee, on _____________ (the "Grant Date"), an option (the "Option") to purchase up to ____________ Option Shares. The Option Shares shall be purchasable from time to time during the option term specified in Section 2 at $__________ per share (the "Exercise Price"). This Option is intended to be an Incentive Option.

     2. Option Term. This Option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the tenth (10th) anniversary of the Grant Date (the "Expiration Date"), unless sooner terminated in accordance with Section 5.

     3. Limited Transferability. This Option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee.

     4. Vesting and Exercise. The Option shall vest and become exercisable with respect to ___________ (__%) of the Option Shares upon Optionee's completion of each year of Service over the ____ (__) year period measured from the Grant Date. As the Option vests and becomes exercisable in such installments, those installments shall accumulate, and the Option shall remain exercisable for the accumulated installments until the earlier of the Expiration Date or the termination of the Option following termination of Service as set forth in
Section 5 below.

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     5.  Termination  of Service.  The option term  specified in Section 2 shall terminate (and this Option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

                    (i) Should Optionee cease to remain in Service for any reason (other than death, Permanent Disability or Misconduct) while this Option is outstanding, then the vested portion of this Option (on the date of termination of Service) shall remain exercisable until the earlier of (i) the expiration of the three
               (3)-month period measured from the date of such cessation of Service or (ii) the Expiration Date.

                    (ii) Should  Optionee die while this Option is  outstanding, then the Optionee's Beneficiary shall have the right to exercise the portion of this Option vested on the date of the Optionee's death until the earlier of (A) the expiration of the twelve
               (12)-month  period measured from the date of Optionee's  death or
               (B) the Expiration Date.

                    (iii) Should  Optionee  cease Service by reason of Permanent
               Disability while this Option is outstanding, then the vested portion of this Option (on the date of termination of Service) shall remain exercisable until the earlier of (i) the expiration of the twelve (12)-month period measured from the date of such cessation of Service or (ii) the Expiration Date.

                    (iv) During the  applicable  post-Service  exercise  period, this Option may not be exercised in the aggregate for more than the number of vested Option Shares for which the Option is exercisable on the date of Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding for any vested Option Shares for which the Option has not been exercised. However, this Option shall, immediately upon Optionee's cessation of Service for any reason, terminate and cease to be outstanding to the extent this option is not otherwise at that time vested and exercisable.

                    (v) Should  Optionee's  Service be terminated for Misconduct or should Optionee engage in Misconduct while this Option is outstanding, then this Option shall terminate immediately and cease to be outstanding.

     6. Special Acceleration of Option.

          (a) In the event of a Change of Control, this Option, to the extent outstanding at that time but not otherwise fully vested and exercisable, shall automatically become fully vested and exercisable immediately prior to the time of the Change of Control so that the Option Shares will be entitled to participate in the Change of Control transaction.

          (b) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     7. Adjustment in Option Shares. In the event that the Plan Administrator shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent

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dilution or enlargement  of the rights of Optionee  under this Option,  then the
Plan Administrator shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of shares, other securities or other consideration issued or issuable in respect of this Option, and (ii) the Exercise Price;
provided, however, that no adjustment shall be made pursuant to this Section 7 that causes the Option to be treated as deferred compensation pursuant to
Section 409A of the Code.

     8. Stockholder Rights. The holder of this Option shall not have any stockholder rights with respect to the Option Shares until such person exercises the Option, pays the Exercise Price and becomes a holder of record of the purchased Shares.

     9. Manner of Exercising Option.


          (a) In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Optionee (or any other person or persons exercising the Option) must take the following actions:


               (i)Execute and deliver to the Company a Notice of Exercise for the Option Shares for which the Option is exercised.

               (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:


                    (A) cash or check made payable to the Company;

                    (B) apromissory note payable to the Company, but only to the extent  authorized by the Plan  Administrator  in accordance with
               Section 13;

                    (C) shares of Common  Stock held by  Optionee  (or any other person or persons exercising the Option) for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                    (D) to the  extent  authorized  by the  Plan  Administrator, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable instructions (I) to a brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (II) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.


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

          Except to the extent the sale and remittance procedure is utilized in connection with the Option exercise, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Company in connection with the Option exercise.

                    (iii) Furnish to the Company appropriate  documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise this Option.

                    (iv) Make  appropriate  arrangements  with the  Company  (or
               Parent, Subsidiary or Affiliate employing or retaining Optionee) for the satisfaction of all income and employment tax withholding requirements applicable to the Option exercise.

          (b) As soon as practical after the Exercise Date, the Company shall issue to or on behalf of Optionee (or any other person or persons exercising this Option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

          (c) In no event may this Option be exercised for any fractional shares.

     10. Compliance with Laws and Regulations.

          (a) The exercise of this Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance. (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

     11.  Successors  and Assigns.  Except to the extent  otherwise  provided in
Section 3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee and Optionee's Beneficiaries.

     12. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at Optionee's most recent address shown on the Company's corporate records or at any other address which Optionee may specify in a written notice delivered to the Company. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

     13. Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse promissory note

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
payable to the Company. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

     14. Construction. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan, the terms of which are incorporated herein by reference, and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this Option.

     15. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of New York without resort to that State's conflict-of-laws rules. Each party hereto agrees to submit to the exclusive jurisdiction of the United States District Court in and for the Eastern District of New York or the Supreme Court of the State of New York, County of Nassau in any action or proceeding arising out of or relating to this Agreement.

     16. Excess Shares. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this Option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

     17. Leave of Absence. The following provisions shall apply upon the Optionee's commencement of an authorized leave of absence:

          (i) The exercise schedule in effect under Section 4 above shall be frozen as of the first day of the authorized leave, and this Option shall not become exercisable for any additional installments of the Option Shares during the period Optionee remains on such leave.

          (ii) Should Optionee resume active Employee status within sixty (60) days after the start date of the authorized leave, Optionee shall, for purposes of the exercise schedule set forth in Section 4 above, receive Service credit for the entire period of such leave. If Optionee does not resume active Employee status within such sixty (60)-day period, then no Service credit shall be given for the period of such leave.

          (iii) If the leave of absence continues for more than ninety (90) days, then this Option shall automatically convert to a Non-Statutory Option at the end of the three (3) month period measured from the ninety-first (91st) day of such leave, unless Optionee's reemployment rights are guaranteed by statute or by written agreement. Following any such conversion of this Option, all subsequent exercises of this Option, whether effected before or after Optionee's return to active Employee status, shall result in an immediate taxable event, and the Company shall be required to collect from Optionee the income and employment withholding taxes applicable to such exercise.

          (iv) In no event shall this Option become exercisable for any additional Option Shares or otherwise remain outstanding if Optionee does not resume Employee status prior to the Expiration Date of the option term.

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
     18. Additional Incentive Option Terms. The following terms and conditions shall also apply to the Option:

          (i) No installment under this Option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this Option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this Option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

          (ii) Should the exercisability of this Option be accelerated upon a Change of Control, then this Option shall qualify for favorable tax treatment as an Incentive Option only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this Option first becomes exercisable in the calendar year in which the Change of Control occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this Option or one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in the calendar year of such Change of Control, the Option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

          (iii) Should Optionee hold, in addition to this Option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this Option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     19. Defined Terms. Capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement, the attached Appendix and the Plan. In the event of any conflict between this Agreement and the Plan, the Plan shall control.



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


     20. No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent, Subsidiary or Affiliate employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.


     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                          1-800 FLOWERS.COM, INC.


                                          By:
                                           -------------------------------------


                                           ------------------------------------
                                           Optionee
















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







                                    APPENDIX


     The following definitions shall be in effect under the Agreement:

     A. Agreement shall mean this Stock Option Agreement.

     B. Board shall mean the Company's Board of Directors.

     C. Change of Control shall mean:

          (a) a merger, consolidation or reorganization approved by the Company's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company's outstanding voting securities immediately prior to such transaction.

          (b) any stockholder-approved transfer or other disposition of all or substantially all of the Company's assets, or

          (c) the acquisition after the Effective Date, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

     D. Code shall mean the Internal Revenue Code of 1986, as amended.

     E. Common Stock or Shares shall mean the common stock, $.01 par value per share, of the Company.

     F. Company shall mean 1-800-FLOWERS.COM, Inc., a Delaware corporation.

     G. Effective Date shall mean December 3, 2003.

     H. Employee shall mean an individual who is in the employ of the Company (or any Parent, Subsidiary or Affiliate), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     I. Exchange Act means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and the regulations thereunder.

     J. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Section 9 of the Agreement.

     K. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

     L. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Company (or any Parent, Subsidiary or Affiliate), or any intentional wrongdoing by Optionee, whether by omission or commission, which adversely affects the business or affairs of the Company (or any Parent, Subsidiary or Affiliate). The foregoing definition shall not limit the grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Company (or any Parent, Subsidiary or Affiliate).

     M. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     N. Notice of Exercise shall mean the notice of exercise in the form prescribed by the Committee, from time to time. Such Notice of Exercise may be in written or electronic form.

     O. Option Shares shall mean the number of shares of Common Stock subject to the option as specified in Section 1 of this Agreement.

     P.  Parent  shall  mean any  corporation  (other  than the  Company)  in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Q. Permanent Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

     R. Plan shall mean the Company's 2003 Long Term Incentive and Share Award Plan.

     S. Plan Administrator shall mean the Committee, as defined in the Plan.

     T. Service shall mean Optionee's performance of services for the Company (or any Parent, Subsidiary or Affiliate) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor.



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